SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.    )

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Check the appropriate box:

[  ] Preliminary Proxy Statement

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[X] Definitive Proxy Statement

[  ] Definitive Additional Materials

[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

 ROYCE MICRO-CAP TRUST, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required.

[  ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

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2) Aggregate number of securities to which transaction applies:

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pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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[  ]

Fee paid previously with preliminary materials.

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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ROYCE MICRO-CAP TRUST, INC.

1414 Avenue of the Americas
New York, New York 10019

__________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
__________________

TO BE HELD ON SEPTEMBER 25, 2008

To the Stockholders of:

ROYCE MICRO-CAP TRUST, INC.

       NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Meeting”) of ROYCE MICRO-CAP TRUST, INC. (the “Fund”) will be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York 10019 on Thursday, September 25, 2008, at 11:30 a.m. (Eastern time), for the following purposes:

1.	To elect four Directors to the Fund’s Board:

	(i)	two Directors to be elected by the holders of the Fund’s Common Stock and its 6.00% Cumulative Preferred Stock (the “Preferred Stock”), voting together as a single class, and

	(ii)	two Directors to be elected only by the holders of the Fund’s Preferred Stock voting as a separate class; and

2.	To transact such other business as may properly come before the Meeting or any adjournment thereof.

       The Board of Directors of the Fund has set the close of business on August 6, 2008 as the record date for determining those stockholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote.

IMPORTANT

       To save the Fund the expense of additional proxy solicitation, please mark your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States), even if you expect to be present at the Meeting. If you have been provided with the opportunity on your proxy card or voting instruction form to provide voting instructions via telephone or the Internet, please take advantage of these prompt and efficient voting options. The accompanying Proxy is solicited on behalf of the Board of Directors, is revocable and will not affect your right to vote in person in the event that you attend the Meeting.

By order of the Board of Directors,

John E. Denneen
Secretary

August 25, 2008

PROXY STATEMENT

ROYCE MICRO-CAP TRUST, INC.
1414 Avenue of the Americas
New York, New York 10019

ANNUAL MEETING OF STOCKHOLDERS
September 25, 2008

INTRODUCTION

       The enclosed Proxy is solicited on behalf of the Board of Directors for use at the Annual Meeting of Stockholders (the “Meeting”) of Royce Micro-Cap Trust, Inc. (the “Fund”), to be held at the offices of the Fund, 1414 Avenue of the Americas, New York, New York 10019, on Thursday, September 25, 2008, at 11:30 a.m. (Eastern time) and at any adjournments thereof. The approximate mailing date of this Proxy Statement is August 25, 2008.

       All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted “FOR” the election of the Director nominees of the Fund.

       You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Fund at the Fund’s address indicated above or by filing a new Proxy with a later date, and any stockholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy.

       The cost of soliciting proxies will be borne by the Fund, which will reimburse brokerage firms, custodians, nominees and fiduciaries for their expenses in forwarding proxy material to the beneficial owners of the Fund’s shares. Some officers and employees of the Fund and/or Royce & Associates, LLC (“R&A”), the Fund’s investment adviser, may solicit proxies personally and by telephone, if deemed desirable. Shareholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Directors before the Meeting, who serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors and Judges Oath.

       The Board of Directors of the Fund has set the close of business on August 6, 2008 as the record date (the “Record Date”) for determining those stockholders entitled to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Stockholders on the Record Date will be entitled to one vote for each outstanding share of Common Stock and 6.00% Cumulative Preferred Stock (the “Preferred Stock” and, together with the Common Stock, “Stock” or “shares”) held (proportional voting rights for fractional shares held), with no shares having cumulative voting rights.

       As of the Record Date, there were 25,397,376 shares of Common Stock and 2,400,000 shares of Preferred Stock of the Fund outstanding. The following persons were known to the Fund to be beneficial owners or owners of record of 5% or more of its outstanding shares of Common Stock or Preferred Stock as of the Record Date:

	Class/Series	Amount and	Percent of
Name and Address of Owner	of Stock	Nature of Ownership	Class/Series
Cede & Co.*	Common	24,610,284 shares—	96.90%
Depository Trust Company		Record*
P.O. Box #20	6.00% Preferred	2,400,000 shares—	100%
Bowling Green Station		Record*
New York, NY 10028

*	Shares held by brokerage firms, banks and other financial intermediaries on behalf of beneficial owners are registered in the name of Cede & Co.

       The Board of Directors knows of no business other than that stated in Proposal 1 of the Notice of Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

Proposal	Common Stockholders	Preferred Stockholders
Election of Directors	Common and Preferred Stockholders, voting together as a single class, elect two Directors	Preferred Stockholders, voting as a separate class, elect two additional Directors

PROPOSAL 1: ELECTION OF DIRECTORS

       At the Meeting, four members of the Board of Directors of the Fund will be elected. The holders of both Common Stock and Preferred Stock, voting together as a single class, are entitled to elect seven directors. These seven directors are divided into three classes, each class having a term of three years. Each year the term of office of one class will expire. Donald R. Dwight and Stephen L. Isaacs have each been nominated by the Board of Directors for a three-year term to expire at the Fund’s 2011 Annual Meeting of Stockholders or until their successors are duly elected and qualified. It should be noted that Donald R. Dwight is scheduled to retire in accordance with the Board’s retirement policy on December 31, 2008. The classes of Directors are indicated below:

CLASS III DIRECTOR NOMINEES TO SERVE UNTIL 2011 ANNUAL MEETING OF STOCKHOLDERS
Donald R. Dwight
Stephen L. Isaacs

CLASS II DIRECTORS SERVING UNTIL 2010 ANNUAL MEETING OF STOCKHOLDERS
Mark R. Fetting
Richard M. Galkin
Arthur S. Mehlman

CLASS I DIRECTORS SERVING UNTIL 2009 ANNUAL MEETING OF STOCKHOLDERS
Charles M. Royce
G. Peter O’Brien

       The holders of Preferred Stock, voting as a separate class, are entitled to elect two directors to serve until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified or until their earlier resignation or removal. The Board of Directors has nominated the following two persons to continue as Directors of the Fund, to be elected by holders of the Preferred Stock: William L. Koke and David L. Meister.

       Each of these persons has agreed to serve if elected, and the Fund’s management has no reason to believe that any of them will be unavailable for service as a Director. However, if any of them become unwilling or unable to serve, the persons named in the accompanying Proxy will vote for the election of such other persons, if any, as the Board of Directors may nominate.

       Certain biographical and other information concerning the existing Directors and the nominees who are “interested persons” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of the Fund, including their designated classes, is set forth below.

Number of
Portfolios
Name, Address* and		Positions	Length	Current		in Fund	Other
Principal Occupations		With	of Time	Term	Elected	Complex	Public Company
During Past Five Years**	Age	the Fund	Served	Expires	By	Overseen	Directorships

Charles M. Royce***	68	Class I	1986	2009	Common	28	Director of
President, Chief Investment		Director			and		Technology
Officer and Member of		and			Preferred		Investment
Board of Managers of Royce		President†					Capital Corp.
& Associates, LLC
(“R&A”), investment
adviser to the Fund, Royce
Focus Trust, Inc. (“RFT”),
Royce Value Trust, Inc.
(“RVT”) , The Royce Fund
(“TRF”) and Royce Capital
Fund (“RCF”) (the Fund,
RFT, RVT, TRF and RCF
collectively, “The Royce
Funds”).

Number of
Portfolios
Name, Address* and		Positions	Length	Current		in Fund	Other
Principal Occupations		With	of Time	Term	Elected	Complex	Public Company
During Past Five Years**	Age	the Fund	Served	Expires	By	Overseen	Directorships

Mark R. Fetting***	53	Class II	2001	2010	Common	42	None
President and Chief		Director			and	(Director/
Executive Officer of Legg					Preferred	Trustee of
Mason, Inc.; Member of						all Royce
Board of Managers of						Funds
R&A. Mr. Fetting’s prior						consisting
business experience						of 28
includes having served as						portfolios;
Senior Executive Vice						Director/
President of Legg Mason,						Trustee of
Inc.; Division President and						the Legg
Senior Officer of Prudential						Mason
Financial Group, Inc. and						Family of
related companies; Partner,						Funds
Greenwich Associates; and						consisting
Vice President, T. Rowe						of 14
Price Group, Inc.						portfolios)

*	Mr. Royce’s address is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019. Mr. Fetting’s address is c/o Legg Mason, Inc., 100 Light Street, Baltimore, Maryland 21202.
**	Each of the Directors or nominees is also a director/trustee of certain other investment companies for which R&A acts as an investment adviser.
***	“Interested person,” as defined in the Investment Company Act, of the Fund.
†	Elected by and serves at the pleasure of the Board of Directors.

Interested Persons

       Messrs. Royce and Fetting are “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act due to the positions they hold with R&A and its affiliate Legg Mason, respectively, and their stock ownership in Legg Mason. There are no family relationships between any of the Fund’s Directors and officers.

       Certain biographical and other information concerning the existing Directors and nominees who are not “interested persons,” as defined in the Investment Company Act, of the Fund, including their designated classes, is set forth below.

Number of
						Portfolios	Other
Name, Address* and		Positions	Length	Current		in Fund	Public
Principal Occupations		With	of Time	Term	Elected	Complex	Company
During Past Five Years**	Age	the Fund	Served	Expires	By	Overseen	Directorships

Donald R. Dwight	77	Class III	1998	2008	Common	28	None
President of Dwight Partners,		Director			and
Inc., corporate communications					Preferred
consultants; and Chairman (from
1982 until March 1998) and
Chairman Emeritus (since March
1998) of Newspapers of New
England, Inc. Mr. Dwight’s prior
experience includes having
served as Lieutenant Governor
of the Commonwealth of
Massachusetts, as President and
Publisher of Minneapolis Star and
Tribune Company, and as Trustee
of the registered investment
companies constituting the
Eaton Vance Funds.

Richard M. Galkin	70	Class II	1986	2010	Common	28	None
Private investor. Mr. Galkin’s		Director			and
prior business experience					Preferred
includes having served as
President of Richard M. Galkin
Associates, Inc.,
telecommunications consultants,
President of Manhattan Cable
Television (a subsidiary of Time
Inc.), President of Haverhills Inc.
(another Time Inc. subsidiary),
President of Rhode Island Cable
Television and Senior Vice
President of Satellite Television
Corp. (a subsidiary of Comsat).

Number of
						Portfolios	Other
Name, Address* and		Positions	Length	Current		in Fund	Public
Principal Occupations		With	of Time	Term	Elected	Complex	Company
During Past Five Years**	Age	the Fund	Served	Expires	By	Overseen	Directorships

Stephen L. Isaacs	69	Class III	1986	2008	Common	28	None
President of The Center for		Director			and
Health and Social Policy (since					Preferred
September 1996); Attorney and
President of Health Policy
Associates, Inc., consultants.
Mr. Isaacs’s prior business
experience includes having
served as Director of Columbia
University Development Law
and Policy Program and
Professor at Columbia University
(until August 1996).

William L. Koke	74	Director	2001	2008	Preferred	28	None
Private investor. Mr. Koke’s prior					only
business experience includes
having served as President of
Shoreline Financial consultants,
Director of Financial Relations of
SONAT, Inc., Treasurer of Ward
Foods, Inc. and President of
CFC, Inc.

Arthur S. Mehlman	66	Class II	2004	2010	Common	42	Director of
Director of The League for		Director			and	(Director/	Municipal
People with Disabilities, Inc.;					Preferred	Trustee of	Mortgage &
Director of University of						all Royce	Equity, LLC
Maryland Foundation (non-						Funds
profits). Formerly: Director of						consisting
University of Maryland College						of 28
Park Foundation (non-profit)						portfolios;
(from 1998 to 2005); Partner,						Director/
KPMG LLP (international						Trustee of
accounting firm) (from 1972 to						the Legg
2002); Director of Maryland						Mason
Business Roundtable for						Family of
Education (from July 1984 to						Funds
June 2002).						consisting
of 14
portfolios)

Number of
						Portfolios	Other
Name, Address* and		Positions	Length	Current		in Fund	Public
Principal Occupations		With	of Time	Term	Elected	Complex	Company
During Past Five Years**	Age	the Fund	Served	Expires	By	Overseen	Directorships

David L. Meister	68	Director	1986	2008	Preferred	28	None
Consultant. Chairman and Chief					only
Executive Officer of The Tennis
Channel (from June 2000 to
March 2005). Mr. Meister’s prior
business experience includes
having served as Chief Executive
Officer of Seniorlife.com, a
consultant to the communications
industry, President of Financial
News Network, Senior Vice
President of HBO, President of
Time-Life Films and Head of
Broadcasting for Major League
Baseball.

G. Peter O’Brien	62	Class I	2001	2009	Common	42	Director of
Trustee Emeritus of Colgate		Director			and	(Director/	Technology
University (since 2005); Board					Preferred	Trustee of	Investment
Member of Hill House, Inc.						all Royce	Capital Corp.
(since 1999). Formerly:						Funds
Trustee of Colgate University						consisting
(from 1996 to 2005); President						of 28
of Hill House, Inc. (from 2001						portfolios;
to 2005); and Managing						Director/
Director/Equity Capital Markets						Trustee of
Group of Merrill Lynch & Co.						the Legg
(from 1971 to 1999).						Mason
Family of
Funds
consisting
of 14
portfolios)

*	Messrs. Dwight, Galkin, Isaacs, Koke, Mehlman, Meister and O’Brien’s address is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019.
**	Each of the Directors or nominees is a director/trustee of certain other investment companies for which R&A acts as an investment adviser. Messrs. Dwight, Galkin, Isaacs, Koke, Mehlman, Meister and O’Brien are each a member of the Fund’s Audit Committee and its Nominating Committee.

Audit Committee Report

       The Board of Directors has a standing Audit Committee (the “Audit Committee”), which consists of the Directors who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment

Company Act and who are “independent” as defined in the listing standards of the New York Stock Exchange (the “Independent Directors”). The current members of the Audit Committee are Donald R. Dwight, Richard M. Galkin, Stephen L. Isaacs, William L. Koke, Arthur S. Mehlman, David L. Meister and G. Peter O’Brien. Mr. Galkin serves as Chairman of the Audit Committee and Mr. Mehlman has been designated as the Audit Committee Financial Expert, as defined under Securities and Exchange Commission (“SEC”) regulations.

       The principal purposes of the Audit Committee are to (i) assist Board oversight of the (a) integrity of the Fund’s financial statements; (b) independent accountants’ qualifications and independence; and (c) performance of the Fund’s independent accountants and (ii) prepare, or oversee the preparation of any audit committee report required by rules of the SEC to be included in the Fund’s proxy statement for its annual meeting of stockholders. The Board of Directors has adopted an Audit Committee Charter for the Fund attached hereto as Exhibit A.

       The Audit Committee also has (i) received written disclosures and the letter required by Independence Standards Board Standard No. 1 from Tait, Weller & Baker (“TW&B”), independent auditors for the Fund, and (ii) discussed certain matters required to be discussed under the requirements of The Public Company Accounting Oversight Board with TW&B. The Audit Committee has considered whether the provision of non-audit services by the Fund’s independent auditors is compatible with maintaining their independence.

       At its meeting held on February 13, 2008, the Audit Committee reviewed and discussed the audit of the Fund’s financial statements as of December 31, 2007 and for the fiscal year then ended with Fund management and TW&B. Had any material concerns arisen during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s 2007 Annual Report to Stockholders, the Audit Committee would have been notified by Fund management or TW&B. The Audit Committee received no such notifications. At the same meeting, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements be included in the Fund’s 2007 Annual Report to Stockholders.

Nominating Committee

       The Board of Directors has a Nominating Committee composed of the seven Independent Directors, namely Messrs. Dwight, Galkin, Isaacs, Koke, Mehlman, Meister and O’Brien. Messrs. Galkin and O’Brien serve as Co-Chairmen of the Nominating Committee. The Board of Directors has adopted a Nominating Committee Charter which was previously filed as an Exhibit to the proxy statement filed with the SEC on behalf of the Fund on August 24, 2007.

       The Nominating Committee is responsible for identifying and recommending to the Board of Directors individuals believed to be qualified to become Board members in the event that a position is vacated or created. The Nominating Committee will consider Director candidates recommended by stockholders. In considering potential nominees, the Nominating Committee will take into consideration (i) the contribution which the person can make to the Board, with consideration given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is an “interested person” as defined in the Investment Company Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director or Independent Director of the Fund; (iv) whether or not the person has any relationships that might impair his independence, such as any business, financial or family relationships with Fund management, the investment adviser of the Fund, Fund service providers or their affiliates; (v) whether or not the person is financially literate pursuant to the New York Stock Exchange’s audit committee membership standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve as, and willing and able to commit the time necessary for the performance of the duties of, a Director of the Fund; and (viii) whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

       To have a candidate considered by the Nominating Committee, a stockholder must submit the recommendation in writing and must include biographical information and set forth the qualifications of the proposed nominee. The stockholder recommendation and information described above must be sent to the Fund’s Secretary, John E. Denneen, c/o Royce Micro-Cap Trust, Inc., 1414 Avenue of the Americas, New York, New York 10019.

       Although the Board of Directors does not have a standing compensation committee, the Independent Directors review their compensation annually.

Committee and Board of Directors Meetings

       During the year ended December 31, 2007, the Board of Directors held six meetings, the Audit Committee held two meetings and the Nominating Committee did not hold any meetings. Each Director then in office attended 75% or more of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of the Audit Committee held during that year.

Compensation of Directors and Affiliated Persons

       Each Independent Director receives a base fee of $5,300 per year plus $500 for each meeting of the Board of Directors attended. No Director received remuneration for services as a Director for the year ended December 31, 2007 in addition to or in lieu of this standard arrangement.

       Set forth below is the aggregate compensation paid by the Fund and the total compensation paid by The Royce Funds to each Independent Director of the Fund for the year ended December 31, 2007.

		Pension or			Total
		Retirement		Total	Compensation
		Benefits	Estimated	Compensation	From the Fund
		Accrued	Annual	From The	and Fund
	Aggregate	as Part	Benefits	Royce Funds	Complex
	Compensation	of Fund	upon	Paid to	Paid to
Name	From the Fund	Expenses	Retirement	Directors	Directors[1]

Donald R. Dwight,
Director[2]	$7,800	None	None	$105,000	$105,000
Richard M. Galkin,
Director	7,800	None	None	105,000	105,000
Stephen L. Isaacs,
Director	7,800	None	None	105,000	105,000
William L. Koke,
Director[3]	7,800	None	None	105,000	105,000
Arthur S. Mehlman
Director	7,800	None	None	105,000	231,250
David L. Meister,
Director	7,800	None	None	105,000	105,000
G. Peter O’Brien,
Director	7,300	None	None	98,000	213,000

[1]

Represents aggregate compensation paid to each Director during the calendar year ended December 31, 2007 from the Fund Complex. The Fund Complex includes the 28 portfolios of The Royce Funds and the 14 portfolios of the Legg Mason Family of Funds.

[2]	Includes $1,560 from the Fund ($21,000 from the Fund and other Royce Funds) deferred during 2007 at the election of Mr. Dwight under The Royce Funds’ Deferred Compensation Plan for trustees/directors.
[3]	Includes $2,229 from the Fund ($30,000 from the Fund and other Royce Funds) deferred during 2007 at the election of Mr. Koke under The Royce Funds’ Deferred Compensation Plan for trustees/directors.

Officers of the Fund

       Officers of the Fund are elected each year by the Fund’s Board of Directors. The following sets forth information concerning the Fund’s officers:

Name, Address* and Principal			Officer of
Occupations During Past Five Years	Age	Office**	Fund Since

Charles M. Royce	68	President	1986
President, Chief Investment Officer
and Member of Board of Managers
of R&A.

John D. Diederich	57	Vice	1997
Chief Operating Officer, Managing		President
Director and Member of the Board of		and
Managers of R&A; Chief Financial		Treasurer
Officer of R&A; Director of
Administration of The Royce Funds;
and President of Royce Fund
Services, Inc. (“RFS”), having been
employed by R&A since April 1993.

Jack E. Fockler, Jr.	49	Vice	1995
Managing Director and Vice		President
President of R&A; Vice President of
RFS, having been employed by R&A
since October 1989.

W. Whitney George	50	Vice	1995
Managing Director and Vice		President
President of R&A, having been
employed by R&A since
October 1991.

Daniel A. O’Byrne	46	Vice	1994
Principal and Vice President of R&A,		President
having been employed by R&A since
October 1986.

John E. Denneen	41	Secretary and	1996 to 2001
General Counsel, Principal, Chief		Chief Legal	and
Legal and Compliance Officer and		Officer	since 2002
Secretary of R&A; Secretary and
Chief Legal Officer of The
Royce Funds.

Name, Address* and Principal			Officer of
Occupations During Past Five Years	Age	Office**	Fund Since

Lisa Curcio	48	Chief	2004
Chief Compliance Officer of The		Compliance
Royce Funds (since October 2004);		Officer
Compliance Officer of R&A (since
June 2004); Vice President, The Bank
of New York (from February 2001 to
June 2004).

*	The address of each officer is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019.
**	Elected by and serves at the pleasure of the Board of Directors.

Stockholder Communications

       Stockholders may send written communications to the Fund’s Board of Directors or to an individual Director by mailing such correspondence to the Secretary of the Fund (addressed to 1414 Avenue of the Americas, New York, New York 10019). Such communications must be signed by the stockholder and identify the class and number of shares held by the stockholder. Properly submitted stockholder communications will, as appropriate, be forwarded to the entire Board or to the individual Director. Any stockholder proposal submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must continue to meet all the requirements of Rule 14a-8. See “Additional Information – Stockholder Proposals” herein.

Director Attendance at Stockholder Meetings

       The Fund has no formal policy regarding Director attendance at stockholder meetings. None of the Fund’s Independent Directors attended the 2007 Annual Meeting of Stockholders.

Compliance with Section 16(a) of the Exchange Act

       Section 16(a) of the Exchange Act requires the officers and Directors of the Fund and persons who own more than ten percent of a registered class of the Fund’s equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the New York Stock Exchange. Officers, Directors and greater than ten percent stockholders are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

       Based solely on the Fund’s review of the copies of such forms and amendments thereto, furnished to it during or with respect to its most recent fiscal year, and written representations from certain reporting persons that they were not required to file Form 5 with respect to the most recent fiscal year, the Fund believes that all of its officers, Directors, greater than ten percent beneficial owners and other persons subject to Section 16 of the Exchange Act due to the requirements of Section 30(h) of the Investment Company Act (i.e., any investment adviser or affiliated person of the Fund’s investment adviser), have complied with all filing requirements applicable to them with respect to transactions in the Fund’s shares during the Fund’s most recent fiscal year.

Stock Ownership

       Information relating to each Director’s ownership as of August 6, 2008 in the Fund and in all registered Royce Funds overseen or to be overseen by each Director is set forth below:

Aggregate Dollar Range of
	Aggregate Dollar	Securities in all Royce Funds
	Range of Equity	overseen by each Director
Name	in the Fund	in the Royce Family of Funds
Interested Director:
Charles M. Royce	Over $100,000	Over $100,000
Mark R. Fetting	$10,001 – $50,000	Over $100,000
Non-Interested Directors:
Donald R. Dwight	$1 – $10,000	Over $100,000
Richard M. Galkin	$10,001 – $50,000	Over $100,000
Stephen L. Isaacs	$1 – $10,000	Over $100,000
William L. Koke	None	Over $100,000
Arthur S. Mehlman	$10,001 – $50,000	Over $100,000
David L. Meister	None	Over $100,000
G. Peter O’Brien	$10,001 – $50,000	Over $100,000

       Information regarding ownership of the Fund’s shares by the Fund’s Directors and officers as of the Record Date is set forth below:

Amount of
Record/Beneficial
Ownership of
Name and Address* of Owner	Shares of Common Stock
Interested Directors:
Charles M. Royce	1,212,782
Mark R. Fetting	2,782
Non-Interested Directors:
Donald R. Dwight	474
Richard M. Galkin	1,276
Stephen L. Isaacs	292
William L. Koke	None
Arthur S. Mehlman	1,595
David L. Meister	None
G. Peter O’Brien	1,701

Amount of
Record/Beneficial
Ownership of
Name and Address* of Owner	Shares of Common Stock
Interested Officers:
John D. Diederich	1,427
Jack E. Fockler, Jr.	None
W. Whitney George	1,479
Daniel A. O’Byrne	5,015
John E. Denneen	2,615
Lisa Curcio	None

*	The address of each Director and officer is c/o Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019.

       Mr. Royce has sole voting power and sole investment power as to the shares beneficially owned by him. As of the Record Date, all Directors and officers of the Fund as a group (15 persons) beneficially owned 1,231,438 shares of the Fund’s Common Stock, constituting approximately 5% of the outstanding shares, and no shares of its Preferred Stock.

       As of August 6, 2008, no Independent Director or any of his immediate family members directly or indirectly owned any securities issued by Legg Mason or any of its affiliates (other than registered investment companies).

Vote Required

       A quorum consists of stockholders representing a majority of the outstanding shares of the Fund’s Common Stock and/or Preferred Stock, as the case may be, entitled to vote, who are present in person or by proxy, and a plurality of all of the votes cast at a meeting at which a quorum is present is sufficient to elect a Director.

       The Board of Directors recommends that all stockholders vote FOR all Director nominees.

FEES PAID TO INDEPENDENT AUDITORS

Audit Fees

       The aggregate fees paid to TW&B in connection with the annual audit of the Fund’s financial statements and for services normally provided by TW&B in connection with the statutory and regulatory filings of the Fund for the fiscal years ended December 31, 2006 and December 31, 2007 were $26,000 and $27,000, respectively, including out of pocket expenses.

Audit Related Fees

       The aggregate fees paid to TW&B in connection with assurance and related services related to the annual audit of the Fund and for review of the Fund’s financial statements, other than the Audit Fees described above, for the fiscal years ended December 31, 2006 and December 31, 2007 were $1,500 and $1,500, respectively. The audit-related services rendered by TW&B to the Fund consisted of the preparation of reports to a rating agency for the Preferred Stock.

Tax Fees

       The aggregate fees paid for tax-related services, including preparation of tax returns, tax compliance and tax advice, rendered by TW&B to the Fund for the fiscal years ended December 31, 2006 and December 31, 2007 were $5,000 and $6,000, respectively.

All Other Fees

       There were no other fees billed for non-audit services rendered by TW&B to the Fund for the fiscal years ended December 31, 2006 and December 31, 2007. The aggregate non-audit fees billed by TW&B for services rendered to R&A and any entity controlling, controlled by, or under common control with R&A that provides ongoing services to the Fund for the fiscal years ended December 31, 2006 and December 31, 2007 were $6,500 and $7,500, respectively. The Audit Committee has determined that the provision of non-audit services is compatible with maintaining the independence of TW&B.

       The Audit Committee has determined that the preparation of the rating agency reports is compatible with maintaining TW&B’s independence. TW&B did not provide any other professional services to the Fund or R&A for the year ended December 31, 2007. No representatives of TW&B will be present at the Meeting.

Audit Committee’s Pre-Approval Policies and Procedures

       The Audit Committee of the Fund has adopted policies and procedures with regard to the pre-approval of audit and non-audit services. On an annual basis, at the Fund’s December Audit Committee meeting, TW&B will submit a schedule of proposed audit, audit-related, tax and other non-audit services to be rendered to the Fund and/or R&A and its affiliates for the following year that require pre-approval by the Audit Committee. Such schedule will include the maximum fees that can be paid for such services without further Audit Committee approval. Any subsequent revision to pre-approved services or fees will be considered at the next regularly scheduled Audit Committee meeting. Services not presented for pre-approval at the December Audit Committee meeting will be submitted to the Chief Financial Officer of the Fund for a determination that the proposed services fit within the independence guidelines and then considered for pre-approval at the next regularly scheduled Audit Committee meeting. A proposal to commence an engagement involving audit, audit-related or tax services prior to the next regularly scheduled Audit Committee meeting shall be made in writing by the Chief Financial Officer to all Audit Committee members and include a summary of the engagement, estimated maximum cost, the category of services and the rationale for engaging the Fund’s independent auditor. Such proposed engagement can be pre-approved by any Audit Committee member who is an Independent Director. Pre-approval by the Chairman of the Audit Committee is required for a proposed engagement involving non-audit services other than audit-related or tax.

ADDITIONAL INFORMATION

Adjournment of Meeting; Other Matters

       In the event that sufficient votes in favor of Proposal 1 in the Notice of Annual Meeting of Stockholders are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such Proposal. Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal. They will vote against any such adjournment those proxies required to be voted against the Proposal.

       While the Meeting has been called to transact any business that may properly come before it, the Directors know of no business other than the matter stated in the Notice of Annual Meeting of Stockholders. However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed Proxy to vote the Proxy in accordance with their judgment on such matters.

       The Fund expects that broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares on the Proposal before the Meeting. The Fund understands that, under the rules of the New York Stock Exchange, such broker-dealers may, without instructions from such customers and clients, grant authority to the proxies designated by the Fund to vote on the election of Directors if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. Certain broker-dealer firms may exercise discretion over shares held in their name for which no instructions are received by voting such shares in the same proportion as they have voted shares for which they have received instructions.

       The shares as to which the Proxies so designated are granted authority by broker-dealer firms to vote on the matters to be considered at the Meeting, the shares as to which broker-dealer firms have declined to vote (“broker non-votes”) and the shares as to which Proxies are returned by record stockholders but which are marked “abstain” on any matter will be included in the Fund’s tabulation of the total number of votes present for purposes of determining whether the necessary quorum of stockholders exists. However, abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will not have an effect on the election of Directors.

Address of Investment Adviser

       R&A’s principal office is located at 1414 Avenue of the Americas, New York, New York 10019.

Annual Report Delivery

       The Fund’s Annual Report to Stockholders for the year ended December 31, 2007 was previously mailed to its stockholders and the Semiannual Report to Stockholders for the six months ended June 30, 2008 will be mailed to stockholders in late August 2008. Copies of the Annual Report are available, and copies of the Semiannual Report will be available in late August, upon request, without charge, by writing to the Fund at 1414 Avenue of the Americas, New York, New York 10019 or calling toll free at 1-800-221-4268. All publicly released material information is always disclosed by the Fund on its website at www.roycefunds.com.

Stockholder Proposals

       Proposals of stockholders intended to be presented at the Fund’s 2009 Annual Meeting of Stockholders must be received by the Fund by April 27, 2009 for inclusion in the Fund’s Proxy Statement and form of Proxy for that meeting. The Fund’s By-laws generally require advance notice be given to the Fund in the event a stockholder desires to nominate a person for election to the Board of Directors or to transact any other business from the floor at an annual meeting of stockholders. Notice of any such nomination or other business intended to be presented at the Fund’s 2009 Annual Meeting of Stockholders must be in writing and received at the Fund’s principal executive office between April 27, 2009 and May 27, 2009. Written proposals should be sent to the Secretary of the Fund, 1414 Avenue of the Americas, New York, New York 10019.

Proxy Delivery

       If you and another shareholder share the same address, the Fund may only send one proxy statement unless you or the other shareholder(s) request otherwise. Call or write the Fund if you wish to receive a separate copy of the proxy statement and the Fund will promptly mail a copy to you. You may also call or write to the Fund if you wish to receive a separate proxy in the future, or if you receive multiple copies now, and wish to receive a single copy in the future. For such requests, please call 1-800-221-4268, or write the Fund at 1414 Avenue of the Americas, New York, New York 10019.

       PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By order of the Board of Directors,

John E. Denneen
Secretary
Dated: August 25, 2008

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EXHIBIT A

Charter of the Audit Committee
of the Board of Directors/Trustees
For The Royce Funds Listed In Appendix A Hereto

I.             Composition of the Audit Committee

        The Audit Committee shall be composed of at least three Directors/Trustees, each of whom:

(a)	shall not be an “interested person” of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”);

(b)	shall not accept directly or indirectly any consulting, advisory, or other compensatory fee from the Fund (other than fees for serving on the Board of Directors/Trustees or any committee thereof); and

(c)

shall be financially literate at the time of his or her appointment to the Audit Committee, as such qualification is interpreted by the Board of Directors/Trustees in its business judgment, or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee.

        In the event Fund shares are or become listed on a national securities exchange or are or become quoted on a national market quotation system, the additional qualification requirements set forth below also shall apply:

(d)	each Director/Trustee who is a member of the Audit Committee shall satisfy the applicable independence requirements for any such national securities exchange or national market quotation system; and

(e)

at least one Director/Trustee who is a member of the Audit Committee shall have accounting or related financial management expertise as the Board of Directors/Trustees interprets such qualification in its business judgment.

        The Board of Directors/Trustees shall determine annually: (i) whether at least one of the members of the Audit Committee is an “audit committee financial expert,” as defined in rules of the Securities and Exchange Commission and (ii) whether simultaneous service on more than three public company audit committees by a member of the Audit Committee would not impair the ability of such member to serve on the Audit Committee.

II.             Purposes of the Audit Committee

        The Audit Committee shall be responsible for:

(1)	assisting Board oversight of the

(a) integrity of the Fund’s financial statements;

(b) independent accountants’ qualifications and independence; and

(c) performance of the Fund’s independent accountants; and

(2)

preparation, or overseeing the preparation of, any audit committee report required by rules of the Securities and Exchange Commission to be included in the Fund’s proxy statement for its annual meeting of stockholders.

III.            Responsibilities and Duties of the Audit Committee

        The Fund’s independent accountants shall report directly to the Audit Committee.

        As may be necessary or appropriate to carry out its purposes, or to comply with applicable law or the requirements of any securities exchange or market quotation system on which Fund shares are or may become listed or quoted, the Audit Committee shall have the following responsibilities and duties:

(a)

the appointment, compensation, retention and oversight of the work of the Fund’s independent accountants, including the resolution of disagreements between management and the independent accountants regarding financial reporting;

(b)

to (i) select an accounting firm to (1) serve as the Fund’s independent accountants, (2) audit the Fund’s financial statements on an annual basis, and (3) provide an opinion on an annual basis with respect to the Fund’s financial statements, and (ii) recommend that the members of the Board of Directors/Trustees who are not “interested persons” of the Fund, as defined in Section 2(a)(19) of the 1940 Act, ratify such selection;

(c)

to pre-approve (i) all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent accountants and (ii) all permissible non-audit services to be provided by the Fund’s independent accountants to the Fund’s Investment Adviser or any entity controlling, controlled by, or under common control with the Investment Adviser (“Adviser Affiliate”) that provides ongoing services to the Fund, if the engagement by the Adviser Affiliate relates directly to the operations and financial reporting of the Fund;

(d)

if determined to be advisable, to develop policies and procedures for pre-approval of the engagement of the Fund’s independent accountants to provide any of the audit or non-audit services described in Section III(c) above;

(e)

to consider whether each non-audit service provided by the Fund’s independent accountants to the Fund and to the Fund’s Investment Adviser or any Adviser Affiliate that provides ongoing services to the Fund is compatible with maintaining the independence of such independent accountants;

(f)

to ensure that the Fund’s independent accountants submit on a periodic basis to the Audit Committee a formal written statement delineating all relationships between such independent accountants and the Fund, consistent with Independence Standards Board Standard No. 1, and to actively engage in a dialogue with, and receive and consider specific representations from, the Fund’s independent accountants with respect to any disclosed relationships or services that may affect the objectivity and independence of such independent accountants;

(g)	to review the arrangements for annual and special audits and the scope of such audits with the Fund’s independent accountants;

(h)

to meet to review and discuss the Fund’s audited financial statements and, to the extent required by applicable law or regulations, the Fund’s semi-annual financial statements with Fund management and the Fund’s independent accountants, including the Fund s disclosure of management’s discussion of Fund performance;

(i)

to review with the Fund’s independent accountants any audit problems or difficulties the accountants may have encountered during or relating to the conduct of the audit, including any matters required to be discussed pursuant to rules of The Public Company Accounting Oversight Board and other relevant regulatory and professional organizations, or any subsequent Statement, and management’s response;

(j)	to establish and administer policies and procedures relating to the hiring by the Fund, its Investment Adviser, or any administrator that is an Adviser Affiliate of employees or former employees of the Fund’s independent accountants;

(k)

to consider information and comments from the Fund’s independent accountants with respect to the Fund’s accounting and financial reporting policies, procedures and internal control over financial reporting (including the Fund’s critical accounting policies and practices) and management’s responses to any such comments;

(l)

to request, receive and/or review from the Fund’s independent accountants such other materials as may be deemed necessary or advisable in the discretion of the Committee in the exercise of its duties under this Charter; such materials may (but are not required to) include, without limitation, any other material written communications relating to the Fund’s financial statements, or internal or disclosure controls, between the independent accountants and the Fund, the Investment Adviser, the Fund’s sub-adviser(s), if any, or other Fund service providers, such as any management letter or schedule of unadjusted differences;

(m)

at least annually, to obtain and review a report by the Fund’s independent accountants describing: (i) such independent accountants’ internal quality-control procedures; (ii) any material issues raised by the most recent internal quality-control review, or peer review, of such independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by such firm, and any steps taken to deal with any such issues; and (iii) all relationships between the Fund’s independent accountants and the Fund, the Investment Adviser and Adviser Affiliates (to assess the independence of the Fund’s independent accountants);

(n)

to establish procedures for: (i) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (ii) the confidential, anonymous submission of concerns by employees of the Fund’s Investment Adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters;

(o)	to address reports received from attorneys in accordance with procedures adopted by the Fund s Investment Adviser relating to the possible violation of federal or state law or fiduciary duty;

(p)	to discuss with Fund management and the Fund’s independent accountants policies with respect to risk assessment and risk management; and

(q)	to perform such other functions and to have such other powers consistent with this Charter, the Fund’s Articles of Incorporation or Declaration of Trust, as amended and supplemented, the Fund’s
By-laws, as amended, and applicable law, as the Audit Committee or the Board deems necessary or appropriate.

      The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a subcommittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate preapproval of the audit required by the Securities Exchange Act of 1934. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

      The function of the Audit Committee is oversight; it is the responsibility of Fund management to maintain appropriate systems for accounting and internal control over financial reporting, and the responsibility of the Fund’s independent accountants to plan and carry out a proper audit. Specifically, Fund management is responsible for: (1) the preparation, presentation and integrity of the Fund’s financial statements; (2) the maintenance of appropriate accounting and financial reporting principles and policies; and (3) the maintenance of internal control over financial reporting and other procedures designed to assure compliance with accounting standards and related laws and regulations. The Fund’s independent accountants are responsible for planning and carrying out an audit consistent with applicable legal and professional standards and the terms of their engagement letter. Nothing in this Charter shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the Fund’s independent accountants.

      Although the Audit Committee is expected to review appropriately the matters that come before it, such review of a Fund’s financial statements by the Audit Committee is not an audit, nor does the Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the Fund’s independent accountants for auditing, the financial statements. Members of the Audit Committee are not employees of the Fund and, in serving on the Audit Committee, are not, and do not hold themselves out to be, acting as accountants or auditors. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures.

      In discharging their duties, the members of the Audit Committee are entitled to rely on information, opinions, reports, or statements, including financial statements and other financial data, if prepared or presented by: (1) one or more officers of the Fund whom the Board reasonably believes to be reliable and competent in the matters presented; (2) legal counsel, public accountants, or other persons as to matters the Board reasonably believes are within the person’s professional or expert competence; or (3) a committee of the Board.

IV.             Meetings

      The Audit Committee shall meet on a regular basis but no less frequently than annually. The Audit Committee periodically shall meet separately with the Fund’s independent accountants, Fund management and representatives of Fund management responsible for the financial and accounting operations of the Fund. The Audit Committee may hold special meetings at such times as the Audit Committee believes necessary or appropriate. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in such meeting can hear each other.

V.             Assistance from Fund Management; Authority to Engage Advisers; Funding

      The appropriate officers of the Fund shall provide or arrange to provide such information, data and services as the Audit Committee may request. The Audit Committee shall have the power and authority to take all action it believes necessary or appropriate to discharge its responsibilities, including the power and authority to retain independent counsel and other advisers. The Fund shall provide for appropriate funding, as determined by the Audit Committee as a committee of the Board, for payment of: (i) compensation to the Fund’s independent accountants or any other accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review, or attest services for the Fund, (ii) compensation to any advisers employed by the Audit Committee under this Section V, and (iii) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its responsibilities.

VI.             Reporting

      The Chairman of the Audit Committee shall report to the Board on the results of its deliberations and make such recommendations as deemed necessary or appropriate.

VII.           Amendments

      This Charter may be amended or modified from time to time by vote of the Board.

Dated:  April 11, 2000

Revised:  December 7, 2005

Revised:  February 13, 2008

APPENDIX A

Royce Capital Fund

Royce Focus Trust, Inc.

Royce Micro-Cap Trust, Inc.

Royce Value Trust, Inc.

The Royce Fund

P/S SKU#002CS62038

ROYCE MICRO-CAP TRUST, INC.

PROXY

PROXY

Common Stock

1414 Avenue of the Americas

New York, NY 10019

This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of Common Stock of the Fund held of record by the undersigned on August 6, 2008 at the Annual Meeting of Stockholders of Royce Micro-Cap Trust, Inc. to be held on September 25, 2008, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder.  If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?

DO YOU HAVE ANY COMMENTS? ______________________________                        ________________________________

______________________________

________________________________

______________________________

________________________________

X PLEASE MARK VOTES

AS IN THIS EXAMPLE

_____________________________________________

ROYCE MICRO-CAP TRUST, INC.

_____________________________________________

With-

For All

For

hold

Except

/    /

/    /

/    /

1.  ELECTION OF DIRECTORS

Donald R. Dwight and Stephen L. Isaacs

Instruction:  If you do not wish your shares voted “FOR” a particular nominee, mark the "For All Except" box and strike a line through the nominee's  name.  Your shares will be voted for the remaining nominees.

2.  THE PROXIES ARE AUTHORIZED TO VOTE

UPON SUCH OTHER BUSINESS AS MAY PROPERLY

COME BEFORE THE MEETING.

Please be sure to sign and date this Proxy.

Date:

Mark box at the right

[   ]

if an address change

or comment has been

noted on the reverse

side of this card.

Stockholder sign here

Co-owner sign here

RECORD DATE SHARES:

_________________

_________________

_________________

CONTROL NUMBER:

_________________

ROYCE MICRO-CAP TRUST, INC.

PROXY

PROXY

6.00% Cumulative Preferred Stock

1414 Avenue of the Americas

New York, NY 10019

This Proxy is solicited on behalf of the Board of Directors.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of the 6.00% Cumulative Preferred Stock of the Fund held of record by the undersigned on August 6, 2008 at the Annual Meeting of Stockholders of Royce Micro-Cap Trust, Inc. to be held on September 25, 2008, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder.  If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?

DO YOU HAVE ANY COMMENTS? ______________________________                        ________________________________

______________________________

________________________________

______________________________

________________________________

X PLEASE MARK VOTES

AS IN THIS EXAMPLE

_____________________________________________

ROYCE MICRO-CAP TRUST, INC.

_____________________________________________

With-

For All

For

hold

Except

/    /

/    /

/    /

1.  ELECTION OF DIRECTORS

Donald R. Dwight, Stephen L. Isaacs, William L. Koke and David L. Meister

Instruction:  If you do not wish your shares voted "FOR" a particular nominee, mark the "For All Except" box and strike a line through the nominee's name.  Your shares will be voted for the remaining nominees.

2.  THE PROXIES ARE AUTHORIZED TO VOTE

UPON SUCH OTHER BUSINESS AS MAY PROPERLY

COME BEFORE THE MEETING.

Please be sure to sign and date this Proxy.

Date:

Mark box at the right

[   ]

if an address change

or comment has been

noted on the reverse

side of this card.

Stockholder sign here

Co-owner sign here

RECORD DATE SHARES:

_________________

_________________

_________________

CONTROL NUMBER:

_________________